SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 14, 2004


                               SERVICE 1ST BANCORP
             (Exact name of registrant as specified in its charter)


        California                 333-104244                   32-0061893
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)             Identification No.)


           2800 W. March Lane
           Stockton, California                                95219
     (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (209) 956-7800

        ----------------------------------------------------------------
         (Former name or former address, if changed since last report.)


       This Form 8-K consists of 5 pages. The Exhibit Index is on Page 4.

Item 5.     Other Events and Regulation FD Disclosure
            -----------------------------------------

            On January 14, 2004, Registrant issued a press release announcing the promotion of Bryan Hyzdu, President of Registrant's subsidiary, Service 1st Bank, to the position of Chief Executive Officer of Service 1st Bank.

            The foregoing is qualified by reference to the press release attached as Exhibit 99.1.

Item 7.     Financial Statements and Exhibits
            ---------------------------------

            a.    Financial Statements
                  --------------------

                  Not Applicable.

            b.    Pro Forma Financial Information
                  -------------------------------

                  Not Applicable.

            c.    Exhibits
                  --------

                  (99.1) Press Release dated January 14, 2004

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


January 14, 2004

Service 1st Bancorp


By: /s/ ROBERT E. BLOCH
    -----------------------
    Robert E. Bloch
    Chief Financial Officer

                                  EXHIBIT INDEX


                                                            Sequential
Exhibit Number                    Description               Page Number
--------------                    -----------               -----------


     99.1              Press Release dated January 14, 2004       5